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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      February 10, 1997


                            Ugly Duckling Corporation
             (Exact name of registrant as specified in its charter)





          Delaware                       20841                  86-0721358
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(State or other jurisdiction           (Commission          (IRS Employer
of incorporation)                      File Number)         Identification No.)



2525 East Camelback Road, Suite 1150, Phoenix, Arizona                     85016
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code               (602) 852-6600
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                                 Not applicable
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         (Former name or former address, if changed since last report.)




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ITEM 5.           OTHER EVENTS.

        Pursuant to the Purchase Agreement relating to the issuance by the Company of 5,075,500 shares of Common Stock in a private placement to institutional investors, the Company has agreed to use its best efforts to file a Registration Statement with the Securities and Exchange Commission permitting the resale of those shares within 30 days after issuance and to use its best efforts to cause such Registration Statement to be declared effective under the Securities Act as soon as reasonably practicable after such filing.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.
None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              UGLY DUCKLING CORPORATION

                                             /s/  Steven T. Darak
Date: February 12, 1997                      -------------------------------
                                              Steven T. Darak
                                              Senior Vice President and Chief
                                              Financial Officer



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